                                                                    EXHIBIT 99.2


                         UNAUDITED PRO FORMA CONDENSED

                         COMBINED FINANCIAL STATEMENTS

     The following tables set forth certain unaudited pro forma condensed combined financial information for the combined company giving effect to the merger of Varco International, Inc., a California corporation ("Varco"), with and into Tuboscope Inc. ("Tuboscope"), a Delaware corporation (currently known as Varco International, Inc., a Delaware corporation). The information presented is derived from, should be read in conjunction with, and is qualified in its entirety by reference to, the separate historical financial statements and the notes thereto of Tuboscope and Varco contained in each companies' Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

     The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheets of Tuboscope and Varco as of March 31, 2000. The fiscal year ends of Varco and Tuboscope are both December 31. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2000 and 1999, and each of the three years in the period ended December 31, 1999 were prepared using the historical statements of operations of Tuboscope and Varco for the periods ended March 31, 2000 and 1999, and years ended December 31, 1999, 1998 and 1997.

     The unaudited pro forma condensed combined financial information is included for comparative purposes only and does not purport to be indicative of the results of operations or financial position that actually would have been obtained if the merger had been effected at the dates indicated or of the financial position or results of operations that may be obtained in the future.

                           VARCO INTERNATIONAL, INC.,
                             a Delaware corporation
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 March 31, 2000

                                                               Historical                      Pro Forma
                                                         -----------------------   ---------------------------------
                                                           Varco      Tuboscope    Adjustments            Combined
                                                         ----------   ----------   ------------         ------------
                                                                                (In thousands)
Assets
Current assets:
 Cash and cash equivalents............................    $107,704     $  6,543       $(25,000)(B)       $   89,247
 Accounts receivable, net.............................     114,470      120,933             --              235,403
 Inventory, net.......................................      64,280       69,314             --              133,594
 Prepaid expenses and other...........................      14,486       13,358          1,300 (B)           29,144
                                                          --------     --------       --------           ----------
  Total current assets................................     300,940      210,148        (23,700)             487,388

Property and equipment, net...........................      95,241      238,700             --              333,941

Identified intangibles................................          --       21,349             --               21,349

Goodwill, net.........................................      31,856      208,240             --              240,096

Other assets, net.....................................      29,328        2,984             --               32,312
                                                          --------     --------       --------           ----------
  Total assets........................................    $457,365     $681,421       $(23,700)          $1,115,086
                                                          ========     ========       ========           ==========
Liabilities and Equity

Current liabilities:
 Accounts payable.....................................    $ 25,926     $ 34,107       $     --           $   60,033
 Accrued liabilities..................................      42,349       42,953             --               85,302
 Income taxes payable.................................       4,639        4,660             --                9,299
 Current portion of long-term debt....................          --       33,150             --               33,150
                                                          --------     --------       --------           ----------
  Total current liabilities...........................      72,914      114,870             --              187,784

Long-term debt........................................          --      198,325             --              198,325

Pension liabilities and post-retirement obligations...       6,977        8,658             --               15,635

Deferred taxes payable................................          --       21,848         (2,200)(B)           19,648

Other liabilities.....................................       8,909          953             --                9,862
                                                          --------     --------       --------           ----------
  Total liabilities...................................      88,800      344,654         (2,200)             431,254

Common stockholders' equity:
 Common stock.........................................      55,928          462        (55,461)(A)              929
 Paid in capital......................................     108,126      315,194         55,461 (A)          478,781
 Retained earnings....................................     204,584       47,709        (21,500)(B)          230,793
 Accumulated other comprehensive income...............         (73)     (11,268)            --              (11,341)
 Less:  treasury stock................................          --      (15,330)            --              (15,330)
                                                          --------     --------       --------           ----------
  Total common stockholders' equity...................     368,565      336,767        (21,500)             683,832
                                                          --------     --------       --------           ----------
  Total liabilities and equity........................    $457,365     $681,421       $(23,700)          $1,115,086
                                                          ========     ========       ========           ==========

   See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                           VARCO INTERNATIONAL, INC.,
                             a Delaware corporation
            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       Three Months Ended March 31, 2000

                                                                 Historical                       Pro Forma
                                                         --------------------------   ---------------------------------
                                                            Varco       Tuboscope     Adjustments            Combined
                                                         -----------   ------------   ------------         ------------
                                                                     (In thousands, except per share data)
Revenue:
 Sales................................................   $    73,395   $    37,852             --          $   111,247
 Services and rentals.................................        22,868        70,893         (1,233)(C)           92,528
                                                         -----------   -----------    -----------          -----------
  Total...............................................        96,263       108,745         (1,233)             203,775
                                                         -----------   -----------    -----------          -----------
Costs and expenses:
 Cost of sales........................................        50,060        21,974             --               72,034
 Cost of services and rentals.........................        13,177        59,722             --               72,899
 Amortization of goodwill.............................            --         1,875            258 (D)            2,133
 Selling, general and administrative..................        18,810        11,847           (258)(D)           30,399
 Research and engineering costs.......................         4,797         2,911             --                7,708
                                                         -----------   -----------    -----------          -----------
  Total...............................................   $    86,844   $    98,329    $        --          $   185,173
                                                         -----------   -----------    -----------          -----------

Operating profit......................................         9,419        10,416         (1,233)              18,602

Other expense (income):
 Interest expense.....................................            95         4,721             --                4,816
 Interest income......................................            --           (52)        (1,233)(C)           (1,285)
 Foreign exchange losses..............................            --            99             --                   99
 Other................................................            --           376             --                  376
                                                         -----------   -----------    -----------          -----------

Income before income taxes............................         9,324         5,272             --               14,596

Provision for income taxes............................         3,321         2,507             --                5,828
                                                         -----------   -----------    -----------          -----------
Net income............................................   $     6,003   $     2,765    $        --          $     8,768
                                                         ===========   ===========    ===========          ===========
Earnings per common share
 Basic earnings per common share......................   $      0.09   $      0.06             --          $      0.10
                                                         ===========   ===========    ===========          ===========
 Dilutive earnings per common share...................   $      0.09   $      0.06             --          $      0.09
                                                         ===========   ===========    ===========          ===========
Weighted average number of common shares outstanding:
  Basic...............................................    65,385,131    44,714,712             --           91,301,618
                                                         ===========   ===========    ===========          ===========
  Dilutive............................................    66,208,502    47,180,188             --           94,353,746
                                                         ===========   ===========    ===========          ===========

   See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                           VARCO INTERNATIONAL, INC.,
                             a Delaware corporation
            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       Three Months Ended March 31, 1999


                                                                 Historical                       Pro Forma
                                                         --------------------------   ---------------------------------
                                                            Varco       Tuboscope     Adjustments            Combined
                                                         -----------   ------------   ------------         ------------
                                                                    (In thousands, except per share data)
Revenue:
 Sales................................................   $   133,106   $    31,611             --          $   164,717
 Services and rentals.................................        19,062        63,601           (285)(C)           82,378
                                                         -----------   -----------          -----          -----------
  Total...............................................       152,168        95,212           (285)             247,095
                                                         -----------   -----------          -----          -----------
Costs and expenses:
 Cost of sales........................................        91,691        20,268             --              111,959
 Cost of services and rentals.........................        12,729        53,836             --               66,565
 Amortization of goodwill.............................            --         1,784            332 (D)            2,116
 Selling, general and administrative..................        21,847        12,338           (332)(D)           33,853
 Research and engineering costs.......................         7,459         2,946             --               10,405
                                                         -----------   -----------          -----          -----------
  Total...............................................       133,726        91,172             --              224,898
                                                         -----------   -----------          -----          -----------
Operating profit......................................        18,442         4,040           (285)              22,197
Other expense (income):
 Interest expense.....................................           297         4,492             --                4,789
 Interest income......................................            --           (85)          (285)(C)             (370)
 Foreign exchange gains...............................            --        (1,050)            --               (1,050)
 Other................................................            --           174             --                  174
                                                         -----------   -----------          -----          -----------
Income before income taxes............................        18,145           509             --               18,654
Provision for income taxes............................         6,411           204             --                6,615
                                                         -----------   -----------          -----          -----------
Net income............................................   $    11,734   $       305          $  --          $    12,039
                                                         ===========   ===========          =====          ===========
Earnings per common share:
 Basic earnings per common share......................   $      0.18   $      0.01             --          $      0.13
                                                         ===========   ===========          =====          ===========
 Dilutive earnings per common share...................   $      0.18   $      0.01             --          $      0.13
                                                         ===========   ===========          =====          ===========
Weighted average number of common shares outstanding:
  Basic...............................................    64,736,000    44,129,760             --           90,254,160
                                                         ===========   ===========          =====          ===========
  Dilutive............................................    65,480,000    44,387,315             --           91,041,815
                                                         ===========   ===========          =====          ===========

   See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                           VARCO INTERNATIONAL, INC.,
                             a Delaware corporation
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                               December 31, 1999

                                                                 Historical                       Pro Forma
                                                         --------------------------   ---------------------------------
                                                            Varco       Tuboscope     Adjustments            Combined
                                                         -----------   ------------   ------------         ------------
                                                                     (In thousands, except per share data)
Revenue:
 Sales................................................   $   568,024   $   140,563        $    --          $   708,587
 Services and rentals.................................        24,728       244,911         (2,378)(C)          267,261
                                                         -----------   -----------        -------          -----------
  Total...............................................       592,752       385,474         (2,378)             975,848
                                                         -----------   -----------        -------          -----------
Costs and expenses:
 Cost of sales........................................       407,645        83,836             --              491,481
 Cost of services and rentals.........................         7,808       217,628             --              225,436
 Amortization of goodwill.............................            --         7,266          1,165 (D)            8,431
 Selling, general and administrative..................        85,266        46,534         (1,165)(D)          130,635
 Research and engineering costs.......................        28,782        11,367             --               40,149
 Transaction costs, severance and write-offs..........         4,560         7,808             --               12,368
                                                         -----------   -----------        -------          -----------
  Total...............................................       534,061       374,439             --              908,500
                                                         -----------   -----------        -------          -----------
Operating profit......................................        58,691        11,035         (2,378)              67,348
Other expense (income):
 Interest expense.....................................           745        18,181             --               18,926
 Interest income......................................            --          (316)        (2,378)(C)           (2,694)
 Foreign exchange gains...............................            --          (473)            --                 (473)
 Other................................................            --         1,527             --                1,527
                                                         -----------   -----------        -------          -----------
Income (loss) before income taxes.....................        57,946        (7,884)            --               50,062
Provision (benefit) for income taxes..................        20,981          (728)            --               20,253
                                                         -----------   -----------        -------          -----------
Net income (loss).....................................   $    36,965   $    (7,156)       $    --          $    29,809
                                                         ===========   ===========        =======          ===========
Earnings (loss) per common share:
 Basic earnings (loss) per common share...............   $      0.57   $     (0.16)       $    --          $      0.33
                                                         ===========   ===========        =======          ===========
 Dilutive earnings (loss) per common share............   $      0.56   $     (0.16)       $    --          $      0.32
                                                         ===========   ===========        =======          ===========
Weighted average number of common shares outstanding:
  Basic...............................................    65,046,000    44,314,495        $    --           90,659,770
                                                         ===========   ===========        =======          ===========
  Dilutive............................................    65,879,000    44,314,495        $    --           92,693,264
                                                         ===========   ===========        =======          ===========

   See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                           VARCO INTERNATIONAL, INC.,
                             a Delaware corporation
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                               December 31, 1998

                                                                 Historical                       Pro Forma
                                                         --------------------------   ---------------------------------
                                                            Varco       Tuboscope     Adjustments            Combined
                                                         -----------   ------------   ------------         ------------
                                                                     (In thousands, except per share data)
Revenue:
 Sales................................................   $   699,966       238,091        $    --          $   938,057
 Services and rentals.................................        41,013       329,610           (999)(C)          369,624
                                                         -----------   -----------        -------          -----------
  Total...............................................       740,979       567,701           (999)           1,307,681
                                                         -----------   -----------        -------          -----------
Costs and expenses:
 Cost of sales........................................       484,165       141,708             --              625,873
 Cost of services and rentals.........................        11,688       264,993             --              276,681
 Amortization of goodwill.............................            --         6,647          1,119 (D)            7,766
 Selling, general and administrative..................       109,079        54,534         (1,119)(D)          162,494
 Research and engineering costs.......................        34,567        12,738             --               47,305
 Transaction costs, severance and write-offs..........         8,500            --             --                8,500
                                                         -----------   -----------        -------          -----------
  Total...............................................       647,999       480,620             --            1,128,619
                                                         -----------   -----------        -------          -----------
Operating profit......................................        92,980        87,081           (999)             179,062
Other expense (income):
 Interest expense.....................................         1,823        18,122             --               19,945
 Interest income......................................            --          (601)          (999)(C)           (1,600)
 Foreign exchange losses..............................            --           848             --                  848
 Other................................................            --         1,601             --                1,601
                                                         -----------   -----------        -------          -----------
Income before income taxes............................        91,157        67,111             --              158,268
Provision for income taxes............................        30,819        25,166             --               55,985
                                                         -----------   -----------        -------          -----------
Net income............................................   $    60,338   $    41,945        $    --          $   102,283
                                                         ===========   ===========        =======          ===========
Earnings per common share:
 Basic earnings per common share......................   $      0.94   $      0.94        $    --          $      1.13
                                                         ===========   ===========        =======          ===========
 Dilutive earnings per common share...................   $      0.92   $      0.89        $    --          $      1.09
                                                         ===========   ===========        =======          ===========
Weighted average number of common shares outstanding:
  Basic...............................................    64,451,000    44,686,631        $    --           90,607,969
                                                         ===========   ===========        =======          ===========
  Dilutive............................................    65,594,000    46,912,536        $    --           93,648,261
                                                         ===========   ===========        =======          ===========

   See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                          VARCO INTERNATIONAL, INC.,
                            a Delaware corporation
            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                               December 31, 1997

                                                                 Historical                       Pro Forma
                                                         --------------------------   ---------------------------------
                                                            Varco       Tuboscope     Adjustments            Combined
                                                         -----------   ------------   ------------         ------------
                                                                     (In thousands, except per share data)
Revenue:
 Sales................................................   $   500,067   $   189,892        $    --          $   689,959
 Services and rentals.................................        45,722       335,339           (702)(C)          380,359
                                                         -----------   -----------        -------          -----------
  Total...............................................       545,789       525,231           (702)           1,070,318
                                                         -----------   -----------        -------          -----------

Costs and expenses:
 Cost of sales........................................       334,729       120,460             --              455,189
 Cost of services and rentals.........................        13,199       236,510             --              249,709
 Amortization of goodwill.............................            --         5,281          1,113 (D)            6,394
 Selling, general, and administrative.................        96,398        51,475         (1,113)(D)          146,760
 Research and engineering costs.......................        21,084        10,580             --               31,664
                                                         -----------   -----------        -------          -----------
  Total...............................................       465,410       424,306             --              889,716
                                                         -----------   -----------        -------          -----------
Operating profit......................................        80,379       100,925           (702)             180,602

Other expense (income):
 Interest expense.....................................         3,683        14,456             --               18,139
 Interest income......................................            --          (331)          (702)(C)           (1,033)
 Foreign exchange gains...............................            --            69             --                   69
 Other................................................            --         1,782             --                1,782
                                                         -----------   -----------        -------          -----------

Income before income taxes............................        76,696        84,949             --              161,645

Provision for income taxes............................        26,821        31,845             --               58,666
                                                         -----------   -----------        -------          -----------
Net income............................................   $    49,875   $    53,104        $    --          $   102,979
                                                         ===========   ===========        =======          ===========

Earnings per common share:
 Basic earnings per common share......................   $      0.78   $      1.22        $    --          $      1.16
                                                         ===========   ===========        =======          ===========
 Dilutive earnings per common share...................   $      0.76   $      1.14        $    --          $      1.10
                                                         ===========   ===========        =======          ===========

Weighted average number of common shares outstanding:
  Basic...............................................    63,650,000    43,574,458        $    --           88,926,083
                                                         ===========   ===========        =======          ===========
  Dilutive............................................    65,201,000    46,946,432        $    --           93,402,145
                                                         ===========   ===========        =======          ===========

  See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Combined Financial Statements were prepared for comparative purposes only and do not purport to indicate what would have occurred had Varco and Tuboscope been merged at the beginning of the periods presented, or what results may be in the future.

     The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the conversion of each outstanding share of Varco common stock into 0.7125 shares of Tuboscope common stock at the date and for the periods presented and reflects the following pro forma adjustments:

     (A) To reflect the assumed issuance of 46,711,616 shares of Tuboscope common stock at an exchange ratio of 0.7125.

     (B) To reflect nonrecurring charges of approximately $21.5 million which will be expensed in connection with the merger, net of related tax benefits of $3.5 million. The nonrecurring charges are primarily related to transaction costs and employee benefit costs associated with the merger. Such expenses are not reflected in the Unaudited Pro Forma Condensed Combined Statement of Operations.

     The Unaudited Pro Forma Condensed Combined Statements of Operations were prepared to reflect the following reclassifications to give pro forma effect to the merger:

     (C) To reclassify interest income of Varco to conform financial presentations.

     (D) To reclassify goodwill amortizations of Varco to conform financial presentations.

     The Unaudited Pro Forma Condensed Combined Balance Sheet reflects consolidated cash holdings of $89.2 million. Management intends to pay off outstanding debt with excess cash that would have approximated $75.0 million at March 31, 2000. If the $75.0 million of excess cash had been reclassified against outstanding debt at March 31, 2000, the combined debt to equity ratio would have been 22.9% and outstanding debt would have been reduced to $156.5 million. The remaining debt includes $100 million of 7 1/2% senior notes due 2008.